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Exhibit 1

JOINT FILING AGREEMENT

Pursuant to Rule 13d-1(k)(1) promulgated under the Securities Exchange Act of 1934, as amended, each of the undersigned acknowledges and agrees that the foregoing statement on this Schedule 13G is filed on behalf of the undersigned and that all subsequent amendments to this statement on Schedule 13G shall be filed on behalf of the undersigned without the necessity of filing additional joint acquisition agreements. Each of the undersigned acknowledges that it shall be responsible for the timely filing of such amendments, and for the completeness and accuracy of the information concerning it contained therein, but shall not be responsible for the completeness and accuracy of the information concerning the others, except to the extent that it knows or has reason to believe that such information is inaccurate.

Date: June 8, 2017

OCM APFH HOLDINGS, LLC

By:	OCM Principal Opportunities Fund IV Delaware, L.P., its manager

By:	OCM Principal Opportunities Fund IV Delaware GP Inc., its general partner

By:	/s/ Jamie Toothman
Name: Jamie Toothman
Title: Authorized Signatory

OCM PRINCIPAL OPPORTUNITIES FUND IV DELAWARE, L.P.

By:	OCM Principal Opportunities Fund IV Delaware GP Inc., its general partner

By:	/s/ Jamie Toothman
Name:	Jamie Toothman
Title:	Authorized Signatory

OCM PRINCIPAL OPPORTUNITIES FUND IV DELAWARE GP INC.

By:	/s/ Jamie Toothman
Name:	Jamie Toothman
Title:	Authorized Signatory

OCM PRINCIPAL OPPORTUNITIES FUND IV, L.P.

By:	OCM Principal Opportunities Fund IV GP, L.P., its general partner

By:	OCM Principal Opportunities Fund IV GP Ltd., its general partner

By:	Oaktree Capital Management, L.P., its director

By:	/s/ Jamie Toothman
Name:	Jamie Toothman
Title:	Vice President

OCM PRINCIPAL OPPORTUNITIES FUND IV GP, L.P.

By:	OCM Principal Opportunities Fund IV GP Ltd., its general partner

By:	Oaktree Capital Management, L.P., its director

By:	/s/ Jamie Toothman
Name:	Jamie Toothman
Title:	Vice President

OCM PRINCIPAL OPPORTUNITIES FUND IV GP LTD.

By:	Oaktree Capital Management, L.P., its director

By:	/s/ Jamie Toothman
Name:	Jamie Toothman
Title:	Vice President

OAKTREE CAPITAL MANAGEMENT, L.P.

By:	/s/ Jamie Toothman
Name:	Jamie Toothman
Title:	Vice President

OAKTREE HOLDINGS, INC.

By:	/s/ Jamie Toothman
Name:	Jamie Toothman
Title:	Vice President

OAKTREE FUND GP I, L.P.

By:	/s/ Jamie Toothman
Name:	Jamie Toothman
Title:	Authorized Signatory

OAKTREE CAPITAL I, L.P.

By:	/s/ Jamie Toothman
Name:	Jamie Toothman
Title:	Vice President

OCM HOLDINGS I, LLC

By:	/s/ Jamie Toothman
Name:	Jamie Toothman
Title:	Vice President

OAKTREE HOLDINGS, LLC

By:	/s/ Jamie Toothman
Name:	Jamie Toothman
Title:	Vice President

OAKTREE CAPITAL GROUP, LLC

By:	Oaktree Capital Group Holdings GP, LLC

Its:	Manager

By:	/s/ Jamie Toothman
Name:	Jamie Toothman
Title:	Vice President

OAKTREE CAPITAL GROUP HOLDINGS GP, LLC

By:	/s/ Jamie Toothman
Name:	Jamie Toothman
Title:	Vice President